Exhibit 99.1

FOR IMMEDIATE RELEASE

Mission Produce™ Appoints New President & Chief Operating Officer

Oxnard, Calif. – March 7, 2024 – Mission Produce, Inc. (NASDAQ: AVO) (“Mission” or “the Company”) a world leader in sourcing, producing, and distributing fresh Hass avocados, today announced the appointment of John Pawlowski to President and Chief Operating Officer (COO), effective April 1, 2024. Steve Barnard will continue to serve as Mission Produce’s Chief Executive Officer and a member of the Board of Directors.

Pawlowski is a highly accomplished executive leader joining Mission with more than 25 years in the global food and foodservice industry, specializing in business development, system optimization and executive team management. Pawlowski has a proven track record of leading international market growth strategies in large global organizations such as J.M. Smucker (NYSE:SJM), where he progressed over more than 16 years in a variety of leadership positions, culminating with a post as Vice President of International, driving logistical efficiencies, market access and strategic partnerships. Most recently, he served as the President and COO of Lipari Foods, a leading independent distributor, where he was responsible for leading M&A and organic growth, expanding the company’s national distribution and designing operational strategy. Pawlowski leverages his international expertise in process improvement, logistics and organizational design to build results-driven teams that demonstrate growth.

“John is an exceptional leader who brings a passion for innovation that strongly aligns with the long-term goals of Mission Produce as a market leader,” said Steve Barnard, Chief Executive Officer. “With his comprehensive background in the international food industry and impressive track record of driving businesses to new heights, I believe his skillset will greatly contribute to our continued growth as we work to enhance our operating strategies to maximize shareholder value.”

“I am thrilled to join Mission Produce as a global leader with a strategic vision to drive avocado consumption across the globe,” said Pawlowski. “With Mission’s unparalleled positioning, advanced global infrastructure and world-class team, there are endless opportunities to leverage the Company’s assets for accelerated growth. I look forward to applying my expertise in market access and operational design to help optimize Mission’s operations and deliver value for its customers, shareholders and other stakeholders.”

Pawlowski holds a Master of Business Administration (MBA) from Kent State University and a Bachelor of Science in Marketing from Miami University.

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About Mission Produce, Inc.:

Mission Produce is a global leader in the worldwide avocado business with additional offerings in mangos and blueberries. Since 1983, Mission Produce has been sourcing, producing and distributing fresh Hass avocados, and currently services retail, wholesale and foodservice customers in over 25 countries. The vertically integrated Company owns and operates four state-of-the-art packing facilities in key growing locations globally, including California, Mexico and Peru and has additional sourcing capabilities in Chile, Colombia, the Dominican Republic, Guatemala, Brazil, Ecuador, South Africa and more, which allow the company to provide a year-round supply of premium fruit. Mission’s global distribution network includes strategically positioned forward distribution centers across key markets throughout North America, China, Europe, and the UK, offering value-added services such as ripening, bagging, custom packing and logistical management. For more information, please visit www.missionproduce.com.

Forward-Looking Statements

Statements in this press release that are not historical in nature are forward-looking statements that, within the meaning of the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, involve known and unknown risks and uncertainties. Words such as “may”, “will”, “expect”, “intend”, “plan”, “believe”, “seek”, “could”, “estimate”, “judgment”, “targeting”, “should”, “anticipate”, “goal” and variations of these words and similar expressions, are also intended to identify forward-looking statements. The forward-looking statements in this press release address a variety of subjects, including statements about our short-term and long-term assumptions, goals and targets. Many of these assumptions relate to matters that are beyond our control and changing rapidly. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurances that our expectations will be attained. Readers are cautioned that actual results could differ materially from those implied by such forward-looking statements due to a variety of factors, including: limitations regarding the supply of avocados, either through purchasing or growing; fluctuations in the market price of avocados; increasing competition; risks associated with doing business internationally, including Mexican and Peruvian economic, political and/or societal conditions; inflationary pressures; loss of one or more of our largest customers; general economic conditions or downturns; supply chain failures or disruptions; disruption to the supply of reliable and cost-effective transportation; failure to recruit or retain employees, poor employee relations, and/or ineffective organizational structure; inherent farming risks; seasonality in operating results; failures associated with information technology infrastructure, system security and cyber risks; new and changing privacy laws and our compliance with such laws; food safety events and recalls; failure to comply with laws and regulations, including those promulgated by the USDA and FDA, health and safety laws, environmental laws, and other laws and regulations; changes to trade policy and/or export/import laws and regulations; risks from business acquisitions, if any; lack of or failure of infrastructure; material litigation or governmental inquiries/actions; failure to maintain or protect our brand; changes in tax rates or international tax legislation; risks associated with the ongoing conflict in Russia and Ukraine; the viability of an active, liquid, and orderly market for our common stock; volatility in the trading price of our common stock; concentration of control in our executive officers, directors and principal stockholders over matters submitted to stockholders for approval; limited sources of capital appreciation; significant costs associated with being a public company and the allocation of significant management resources thereto; reliance on analyst reports; failure to maintain proper and effective internal control over financial reporting; restrictions on takeover attempts in our charter documents and under Delaware law; the selection of Delaware as the exclusive forum for substantially all disputes between us and our stockholders; risks related to restrictive covenants under our credit facility, which could affect our flexibility to fund ongoing operations, uses of capital and strategic initiatives, and, if we are unable to maintain compliance with such covenants, lead to significant challenges in meeting our liquidity requirements and acceleration of our debt; and other risks and factors discussed from time to time in our Annual and Quarterly Reports on Forms 10-K and 10-Q and in our other filings with the Securities and Exchange Commission. You can obtain copies of our SEC filings on the SEC’s website at www.sec.gov. The forward-looking statements contained in this press release are made as of the date hereof and the Corporation does not intend to, nor does it assume any obligation to, update or supplement any forward-looking statements after the date hereof to reflect actual results or future events or circumstances.

Investor Relations

ICR

Jeff Sonnek

646-277-1263

jeff.sonnek@icrinc.com

Media

Jenna Aguilera

Marketing and Communications Manager

Mission Produce, Inc.

press@missionproduce.com

Supporting Materials

•	Mission Produce Logo

•	Steve Barnard Headshot

•	John Pawlowski Headshot